Exhibit 10.23b


I. SECOND AMENDMENT TO KINTIGH A-2 PARTICIPATION AGREEMENT AND APPENDIX A DATED AS OF APRIL 10, 2001 (the "Kintigh A-2 Second Amendment").

      The Kintigh A-2 Second Amendment differs from the Second Amendment to Kintigh A-1 Participation Agreement and Appendix A dated as of April 10, 2001 (the "Kintigh A-1 Second Amendment") in the following respects:

          o The name of the Owner Participant in the Kintigh A-2 Second Amendment is DCC Project Finance Fifteen, Inc. and the name of the Owner Trust is Kintigh Facility Trust A-2.

          o The Kintigh A-1 Second Amendment Section 3(b) has been deleted, which changes the remaining subparagraph references in Section 3. The deleted Section 3(b) stated:

               "(b)   By its execution hereof, the Owner Trust shall be deemed
               to have consented to this Amendment and to the Depositary Agreement (as defined in this Amendment) for the purposes of
               Section 8.2 of the Indenture."

II. SECOND AMENDMENT TO KINTIGH B-1 PARTICIPATION AGREEMENT AND APPENDIX A DATED AS OF APRIL 10, 2001 (the "Kintigh B-1 Second Amendment").

      The Kintigh B-1 Second Amendment differs from the Kintigh A-1 Second Amendment in the following respects:

          o The name of the Owner Participant is First Chicago Leasing Corporation and the name of the Owner Trust is Kintigh Facility Trust B-1.

          o The Kintigh A-1 Second Amendment Section 3(b) has been deleted, which changes the remaining subparagraph references in Section 3. The deleted Section 3(b) stated:

               "(b)   By its execution hereof, the Owner Trust shall be
               deemed to have consented to this Amendment and to the Depositary Agreement (as defined in this Amendment) for the purposes of
               Section 8.2 of the Indenture."




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III.  SECOND AMENDMENT TO KINTIGH B-2 PARTICIPATION AGREEMENT AND APPENDIX A
      DATED AS OF APRIL 10, 2001 (the "Kintigh B-2 Second Amendment").

      The Kintigh B-2 Second Amendment differs from the Kintigh A-1 Second Amendment in the following respects:

          o The name of the Owner Participant is First Chicago Leasing Corporation and the name of the Owner Trust is Kintigh Facility Trust B-2.

          o The Kintigh A-1 Second Amendment Section 3(b) has been deleted, which changes the remaining subparagraph references in Section 3. The deleted Section 3(b) stated:

               "(b)   By its execution hereof, the Owner Trust shall be
               deemed to have consented to this Amendment and to the Depositary Agreement (as defined in this Amendment) for the purposes of
               Section 8.2 of the Indenture."

IV. SECOND AMENDMENT TO KINTIGH C-1 PARTICIPATION AGREEMENT AND APPENDIX A DATED AS OF APRIL 10, 2001 (the "Kintigh C-1 Second Amendment").

      The Kintigh C-1 Second Amendment differs from the Kintigh A-1 Second Amendment in the following respects:

          o The name of the Owner Participant is Bankers Commercial Corporation and the name of the Owner Trust is Kintigh Facility Trust C-1.

          o The Kintigh A-1 Second Amendment Section 3(b) has been deleted, which changes the remaining subparagraph references in Section 3. The deleted Section 3(b) stated:

               "(b)   By its execution hereof, the Owner Trust shall be
               deemed to have consented to this Amendment and to the Depositary Agreement (as defined in this Amendment) for the purposes of
               Section 8.2 of the Indenture."

V. SECOND AMENDMENT TO KINTIGH C-2 PARTICIPATION AGREEMENT AND APPENDIX A DATED AS OF APRIL 10, 2001 (the "Kintigh C-2 Second Amendment").




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      The Kintigh C-2 Second Amendment differs from the Kintigh A-1 Second
      Amendment in the following respects:

          o The name of the Owner Participant is Bankers Commercial Corporation and the name of the Owner Trust is Kintigh Facility Trust C-2.

          o The Kintigh A-1 Second Amendment Section 3(b) has been deleted, which changes the remaining subparagraph references in Section 3. The deleted Section 3(b) stated:

               "(b)   By its execution hereof, the Owner Trust shall be
               deemed to have consented to this Amendment and to the Depositary Agreement (as defined in this Amendment) for the purposes of
               Section 8.2 of the Indenture."














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